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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 28, 2002

                                Modem Media, Inc.
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             (Exact name of Registrant as Specified in its Charter)


    Delaware                        0-21935                   06-1464807
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State or other              (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                   230 East Avenue, Norwalk, Connecticut 06855
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              (Address of Principal Executive Officers) (Zip Code)


                                 (203) 299-7000
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              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.

     (a) Previous Independent Accountants

(i) Effective May 28, 2002, Modem Media, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants.

(ii) The reports of Arthur Andersen on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to dismiss Arthur Andersen was recommended and approved by the Board of Directors of the Company and its Audit Committee.

(iv) During the years ended December 31, 2001 and 2000 and through May 28, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference thereto in their report on the Company's consolidated financial statements for such years; additionally, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v) The Company provided Arthur Andersen with a copy of the foregoing disclosure. The Company requested that Arthur Andersen furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosure. Attached at Exhibit 16 is a copy of Arthur Andersen's letter, dated May 30, 2002, stating its agreement with the foregoing disclosure.

     (b) New Independent Accountants

Effective May 28, 2002, the Company appointed PricewaterhouseCoopers LLP ("PwC") as its new independent public accountants for the year ending December 31, 2002. During the years ended December 31, 2001 and 2000 and through May 28, 2002, the Company did not consult PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.
Exhibits.

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 30, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  MODEM MEDIA, INC.



                                                  /s/ Sloane Levy
                                                  ------------------------------
                                                  Sloane Levy
                                                  Senior Vice President, General
                                                  Counsel, Human Resources and
                                                  Corporate Secretary

May 30, 2002
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